                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         This Eighth Amendment to Credit Agreement is made as of the 31st day of March, 2000 by and among PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Borrower"), PRIME GROUP REALTY TRUST, a Maryland trust (the "Company") and FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.), a national banking association ("Fleet"), CIBC INC., a Delaware corporation ("CIBC"), the other lending institutions which are from time to time listed on Schedule 1, (collectively, with Fleet and CIBC, the "Lenders") and FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.), as agent for itself and such other lending institutions (the "Agent").

         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of November 17, 1997 as amended by First Amendment to Credit Agreement dated as of December 15, 1997 and by Second Amendment to Credit Agreement dated as of March 16, 1998, as amended and restated by Third Amendment to Credit Agreement dated as of March 30, 1998 as amended by Fourth Amendment to Credit Agreement dated as of April 24, 1998, as amended by Fifth Amendment to Credit Agreement dated as of October 1, 1998, as amended and restated by Sixth Amendment to Credit Agreement dated as of February 4, 1999 and as amended by Seventh Amendment to Credit Agreement dated as of October 22, 1999 (the "Existing Agreement"); and

         WHEREAS, the parties have agreed to amend the Existing Agreement so as to effect certain changes in the Existing Agreement.

         NOW, THEREFORE, the parties hereby agree that effective upon the Effective Date hereof (as determined pursuant to Paragraph 8 below) the Existing Agreement is amended as follows:

         1. DEFINITIONS: Section 1.1 of the Existing Agreement is amended to provide that the following terms shall have the following meanings and, to the extent that any of the following terms are already defined in the Existing Agreement, such definitions shall be deemed to be amended and restated by the following definitions:

         Bank One Excluded Unconsolidated Entity. As of any date, any Person which is within the definition of Unconsolidated Entity set forth in this Agreement but which is not within the definition of Unconsolidated Entity set forth in the Bank One Guaranties.

         Bank One Guaranties. Those certain documents referred to as Guaranty (limited amount) and Guaranty (limited recourse) from Borrower to Bank One, Illinois, NA relating to the obligations of ceratin of Borrower's Subsidiaries with respect to Letter of Credit Agreements dated February 17, 1998 relating to letter of credit facilities in the aggregate amount of $48,809,587, such Guaranties being dated February 17, 1998 as modified on November 30, 1998, August 31, 1999 and February 21, 2000, and as the same may be further modified from time to time.

Each place in the Agreement where there is a reference to BankBoston such reference shall be deemed to be replaced with a reference to Fleet so as to reflect the change in name from BankBoston, N.A. to Fleet National Bank which became effective on March 1, 2000.

         2. DELETION OF SECTION 7.23. Section 7.23 of the Agreement is hereby deleted.

         3. ADDITION OF SECTION 9.7. A new Section 9.7 is hereby added to the Agreement immediately following Section 9.6 as follows:

                  Section 9.7. Total Liabilities to Total Adjusted Assets Excluding Bank One Excluded Unconsolidated Entities . The Borrower will not at any time permit Total Liabilities at the end of any fiscal quarter to exceed sixty-five percent (65%) of Total Adjusted Assets with the computations of this covenant to be done in the same manner as in Section 9.3 above except that each place where the definitions of EBITDA or Total Liabilities require the computations to include items related to Unconsolidated Entities, such computations shall be adjusted to exclude all items relating to all Bank One Excluded Unconsolidated Entities. Each Compliance Certificate delivered hereunder will include an additional schedule in substantially the form attached as Exhibit A to this Amendment listing the Bank One Excluded Unconsolidated Entities as of the date of such Certificate and setting forth in detail the adjustments made with respect to the computations required by this
         Section 9.7. It is the intent of the parties in adding this Section 9.7 to create a new financial covenant which is equally as stringent as the financial covenant (the "Bank One Covenant") set forth in paragraph 9.2(a) of the Bank One Guaranties, as the Bank One Covenant may be amended, and in effect, from time to time. For the avoidance of doubt, the parties agree that the Borrower shall not be required to obtain the consent of the Lenders or the Agent to any amendment of the Bank One Covenant which does not make such covenant more stringent than the existing Bank One Covenant, and that if the Bank One Covenant ceases to be in effect at any time, whether by reason of amendment to the Bank One Guaranties, refinancing of the indebtedness to which the Bank One Guaranties relates, or otherwise, then this Section 9.7 shall terminate and be of no further force and effect.


         4. UPDATED SCHEDULES TO CREDIT AGREEMENT. The following Schedules to the Credit Agreement are hereby updated, supplemented or replaced as follows:

               (a) Schedule 1 is replaced by Schedule 1 attached hereto.

               (b) Schedule 1.1 is replaced by Schedule 1.1 attached hereto.

               (c) Schedule 1.2 is replaced by Schedule 1.2 attached hereto.

               (d) Schedule 1.3 is replaced by Schedule 1.3 attached hereto.

               (e) Schedule 8.1(f) is replaced by Schedule 8.1(f) attached hereto.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower and the Company represent and warrant that each of the representations and warranties contained in Section6 is true, correct and complete in all material respects as of the date hereof to the same extent as though made on such date and that no Default or Event of Default has occurred and is continuing on the date hereof.

         6. EFFECTIVENESS OF LOAN DOCUMENTS. The Borrower hereby confirms that each of the Security Documents shall continue to secure the payment and performance of all of the Obligations under the Existing Agreement as amended hereby and the Borrower's obligations under the Security Documents shall continue to be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Every reference contained in the Loan Documents to the Credit Agreement shall mean and be a reference to the Existing Agreement as amended hereby and as the Credit Agreement may be further amended. Except as specifically amended by this Amendment, the Existing Agreement and each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         7. MISCELLANEOUS. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Existing Agreement including, without limitation, all definitions set forth in Section 1.1, the rules of interpretation set forth in Section 1.2, the provisions relating to governing law set forth in Section 20, the provisions relating to counterparts in Section 22 and the provision relating to severability in Section 26.

         8. CONDITIONS TO EFFECTIVENESS. This Eighth Amendment to Credit Agreement shall become effective on the earliest date (the "Effective Date") that each of the following conditions precedent have been satisfied:

         (a) Documents . Each of (i) this Eighth Amendment to Credit Agreement, and (ii) the Eighth Amendment to the Guaranty, shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

         (b) Certified Copies of Amendments of Organization Documents . The Agent shall have received a Certificate of the Company to which there shall be attached complete copies of any amendments to the Borrower's Limited Partnership Agreement, Borrower's Certificate of Limited Partnership the Company's Declaration of Trust or the Company's Bylaws which have become effective since the complete certified copies of such documents which were previously delivered to the Agent.

         (c) Resolutions . All action on the part of the Borrower and each Guarantor necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Amendment and the Eighth Amendment to the Guaranty shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Company true copies of the resolutions adopted by its Board of Directors authorizing the transactions described herein, certified by its secretary to be true and complete and in effect on the Effective Date.

         (d) Opinions of Counsel . Each of the Lenders and the Agent shall have received favorable opinions addressed to the Lenders and the Agent and dated as of the Effective Date, substantially in the same form as, or with appropriate provisions incorporating by reference, the opinions from Borrower's counsel previously delivered to the Lenders and the Agent, copies of which are attached as Exhibit E to the Credit Agreement. Such opinion may rely on opinions from other law firms approved by the Agent as to matters of law applicable in the various states.

         In the event that the Effective Date has not occurred on or before March 31, 2000 then this instrument shall be void and the Existing Agreement shall remain in effect as though this instrument had never been executed.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                     PRIME GROUP REALTY TRUST


                                     By: [s]  Louis G. Conforti
                                        --------------------------------
                                        Its: Executive Vice President
                                            ----------------------------


                                     PRIME GROUP REALTY, L.P.
                                     By: PRIME GROUP REALTY TRUST,
                                         its managing general partner

                                         By: [s]  Louis G. Conforti
                                            -----------------------------
                                            Its: Executive Vice President


                                     FLEET NATIONAL BANK (f/k/a
                                     BANKBOSTON, N.A.), as Agent


                                     By: [s]  Illegible
                                        --------------------------------
                                        Its:
                                            -----------------------------
WITNESS:                                    FLEET NATIONAL BANK (f/k/a
                                            BANKBOSTON, N.A.)

______________________________              By: [s] Lori Litow
                                               --------------------------
                                               Lori Y. Litow
                                               Its Vice President

Commitment:                                               $17,500,000

Commitment Percentage:                                    50%




Notice Address:                     Fleet National Bank
                                    100 Federal Street
                                    Boston, MA  02110
                                    Attn: Real Estate Department

                                    With a copy to:

                                    Fleet National Bank
                                    115 Perimeter Center Place, N.E.
                                    Suite 500
                                    Atlanta, GA 30346
                                    Attn: Lori Y. Litow, Vice President

                                    Fax: (770)390-8434 or 391-9811

WITNESS:                                   CIBC  INC.


                                           By: /s/ Illegible
------------------------------                -----------------------




Commitment:                                                  $17,500,000

Commitment Percentage:                                       50%



Notice Address:

         CIBC Inc.
         c/o CIBC World Markets Corp.
         200 West Madison Street, Suite 2610
         Chicago, Illinois 60606
         Attn: Joel Gershkon, Executive Director

         Phone:  (312)855-3243
         Fax:    (312)855-3235

with a copy to:

         CIBC Inc.
         c/o CIBC World Markets Corp.
         2 Paces West
         2727 Paces Ferry Road, Suite 1200
         Atlanta, Georgia 30326
         Attn: Beverly Bowman

         Phone: (770) 319-4824
         Fax:   (770) 319-4950

                                    Exhibit A

              Compliance Certificate Schedule for Bank One Covenant

A. The following is a list of all of the Bank One Excluded Unconsolidated Entities as of the date of this Compliance Certificate:

77 Fitness Center, L.P.
PGT Construction Co.
PRS Corporate Real Estate Services, Inc.
Prime Services Holding, Inc.
Prime Group Realty Services, Inc.


B.  Calculation of Bank One Covenant:

Total Liabilities [from line 3(g) of Compliance Certificate]           $________
Portion of Total Liabilities consisting of the Unconsolidated
         Entity Percentage of the Indebtedness of  the Bank One
         Excluded Unconsolidated Entities                              $________
Total Liabilities per Bank One Covenant                                $________

Annualized EBITDA [from line 3(z) of Compliance Certificate]           $________
Portion of annualized EBITDA consisting of the Unconsolidated
         Entity Percentage of the annualized EBITDA of  the Bank One
         Excluded Unconsolidated Entities                              $________
Annualized EBITDA per Bank One Covenant                                $________
Annualized EBITDA per Bank One Covenant divided by 0.0975              $________
Total Adjusted Assets per Bank One Covenant [Add lines 3(h) and 3(i)]  $________

Ratio of Total Liabilities to Total Adjusted Assets per Bank One Covenant = _____, which is less than 65%

                                   SCHEDULE 1

                Lenders; Domestic and Eurodollar Lending Offices


Domestic and Eurodollar Lending Offices:   Notice Address:
----------------------------------------   ---------------
Fleet National Bank                        Fleet National Bank
100 Federal Street                         100 Federal Street
Boston, MA  02110                          Boston, MA  02110
(Domestic and Eurodollar)                  Attn: Real Estate Department

                                           With a copy to:

                                           Fleet National Bank
                                           115 Perimeter Center Place, N.E.
                                           Suite 500
                                           Atlanta, GA  30346
                                           Attn: Lori Y. Litow, Vice President
                                           Fax:  (770)390-8434 or 391-9811


CIBC Inc.                                  CIBC Inc.
c/o CIBC World Markets Corp.               c/o CIBC World Markets Corp.
200 West Madison Street, Suite 2610        200 West Madison Street, Suite 2610
Chicago, Illinois 60606                    Chicago, Illinois 60606
(Domestic and Eurodollar)
                                           Attn: Joel Gershkon, Executive
                                                 Director
                                           Phone: (312)855-3243
                                           Fax:   (312)855-3235

                                           with a copy to:
                                           CIBC Inc.
                                           c/o CIBC World Markets Corp.
                                           2 Paces West
                                           2727 Paces Ferry Road, Suite 1200
                                           Atlanta, Georgia 30326

                                           Attn: Beverly Bowman
                                           Phone: (770) 319-4824
                                           Fax:   (770) 319-4950

                                  SCHEDULE 1.1


         Mortgaged Properties                                        Fee Owner
         --------------------                                        ---------
1.   Hilton Parking Garage, Knoxville, TN                 Triad Parking Company, Ltd.

2.   SunTrust Bank Bldg., 201 4th Ave., N.,
     Nashville, TN                                        Nashville Office Building I, Ltd.

3.   The Weston, 4823 Kingston Pike,
     Knoxville, TN                                        Old Kingston Properties, Ltd.

4.   One Centre Square, 620 Market St.,
     Knoxville, TN                                        Professional Plaza, Ltd.

5.   Two Centre Square, 625 Gay St.,
     Knoxville, TN                                        Centre Square II, Ltd.


6.   Salt Creek Office Center and Sun Annex,              1990 Algonquin Road, L.L.C.
     1990-2060 Algonquin Road, Schaumburg, IL             2010 Algonquin Road, L.L.C.

7.   Enterprise Drive Office Center,
     2205-2255  Enterprise Drive, Westchester, IL         Enterprise Drive, L.L.C.

8.   4849-4851 Groveport Pike, Obetz, Ohio                Prime Columbus Industrial, L.L.C.

9.   2160 McGaw Road, Obetz, Ohio                         Prime Columbus Industrial, L.L.C.

10.  2400-2410 McGaw Road, Obetz, Ohio                    Prime Columbus Industrial, L.L.C.

11.  5160-5168 Paul G. Blazer Memorial Parkway,           Prime Columbus Industrial, L.L.C.
     Dublin, Ohio

12.  600 London Road, Delaware, Ohio                      Prime Columbus Industrial, L.L.C.


                                  SCHEDULE 1.2

                                   Commitments
                                   -----------

------------------------------------------------------------------
       LENDER                 COMMITMENT            COMMITMENT %
------------------------------------------------------------------
Fleet National Bank         $17,500,000.00               50%
------------------------------------------------------------------
CIBC Inc.                   $17,500,000.00               50%
------------------------------------------------------------------
Total                       $35,000,000.00              100%
------------------------------------------------------------------

                                                                 MARCH 31, 2000

SCHEDULE 1.3

GUARANTOR SUBSIDIARIES, RELATED COMPANIES AND UNCONSOLIDATED ENTITIES


GUARANTOR SUBSIDIARIES
-----------------------

NASHVILLE OFFICE BUILDING I, LTD.
OLD KINGSTON PROPERTIES, LTD.
PROFESSIONAL PLAZA, LTD.
CENTRE SQUARE II, LTD.
TRIAD PARKING COMPANY, LTD.
1990 ALGONQUIN ROAD, L.L.C.
2010 ALGONQUIN ROAD, L.L.C.
ENTERPRISE DRIVE, L.L.C.
PRIME COLUMBUS INDUSTRIAL, L.L.C.

RELATED COMPANIES
-----------------

PRIME GROUP REALTY TRUST
PRIME GROUP REALTY, L.P.
1990 ALGONQUIN ROAD, L.L.C.
2010 ALGONQUIN ROAD, L.L.C.
555 HUEHL ROAD, L.L.C.
1699 E. WOODFIELD ROAD, L.L.C.
475 SUPERIOR AVENUE, L.L.C.
ENTERPRISE DRIVE, L.L.C.
ENTERPRISE DRIVE II, L.L.C.*
280 SHUMAN BLVD., L.L.C.
77 WEST WACKER LIMITED PARTNERSHIP
ENTERPRISE CENTER I, L.P.
ENTERPRISE CENTER II, L.P.
ENTERPRISE CENTER III, L.P.
ENTERPRISE CENTER IV, L.P.
ENTERPRISE CENTER V, L.P.
ENTERPRISE CENTER VI, L.P.
ENTERPRISE CENTER VII, L.P.
ENTERPRISE CENTER VIII, L.P.
ENTERPRISE CENTER XI, L.P.
ENTERPRISE CENTER X, L.P.
ARLINGTON HEIGHTS I, L.P.
ARLINGTON HEIGHTS II, L.P.
ARLINGTON HEIGHTS, III, L.P.
EAST CHICAGO ENTERPRISE CENTER LIMITED PARTNERSHIP
HAMMOND ENTERPRISE CENTER LIMITED PARTNERSHIP
NASHVILLE OFFICE BUILDING I, LTD.
OLD KINGSTON PROPERTIES, LTD.
PROFESSIONAL PLAZA, LTD.
CENTRE SQUARE II, LTD.

*NAME IS BEING CHANGED TO 2305 ENTERPRISE DRIVE, L.L.C.

TRIAD PARKING COMPANY, LTD.
LIBERTYVILLE TECH WAY, L.L.C.
3818 GRANDVILLE, L.L.C.
306 ERA DRIVE, L.L.C
1301 RIDGEVIEW DRIVE, L.L.C.
515 HUEHL ROAD, L.L.C
455 ACADEMY DRIVE, L.L.C
801 TECHNOLOGY WAY, L.L.C
PRIME COLUMBUS INDUSTRIAL, L.L.C.
KEMPER/PRIME INDUSTRIAL PARTNERS
1051 N. KIRK ROAD, L.L.C.
4211 MADISON STREET, L.L.C
200 E. FULLERTON, L.L.C.
350 RANDY ROAD, L.L.C.
4300 MADISON STREET, L.L.C.
370 CAROL LANE, L.L.C.
388 CAROL LANE, L.L.C.
941 WEIGEL DRIVE, L.L.C.
342 CAROL LANE, L.L.C.
343 CAROL LANE, L.L.C.
371 N. GARY AVENUE, L.L.C.
2000 YORK ROAD, L.L.C.
1600 167TH STREET, L.L.C.
` E. TOWER ROAD, L.L.C.
4343 COMMERCE COURT, L.L.C.
11039 GAGE AVENUE, L.L.C.
11045 GAGE AVENUE, L.L.C.
1401 S. JEFFERSON, L.L.C.
4100 MADISON STREET, L.L.C.
4160 MADISON STREET, L.L.C.
550 KEHOE BLVD., L.L.C.
2675 N. MAYFAIR ROAD, L.L.C.
33 N. DEARBORN, L.L.C.
33 N. DEARBORN SPC, INC.
WILKE-VENTURA, L.L.C.
PGR FINANCE I, INC.
PGR FINANCE II, INC.
PGR FINANCE III, INC.
PGR FINANCE IV, INC.
PGR FINANCE V, INC.
PGR FINANCE VI, INC.
PGR FINANCE VII, INC.
PGR FINANCE VIII, INC.

PGR FINANCE IX, INC.
PGR FINANCE X, INC.
PGR FINANCE XI, INC.
PGR FINANCE XII, INC.
PGR FINANCE XIII, INC.
PGR FINANCE XIV, INC.
PGR FINANCE XV, L.L.C.
LASALLE-ADAMS, L.L.C.
MICHIGAN-ADAMS, L.L.C.
6400 SHAFER COURT, L.L.C.
DEKALB BUSINESS PARK, L.L.C.
TWO CENTURY CENTRE, L.L.C.
OAK BROOK BUSINESS CENTER, L.L.C.
PRIME ROLLING MEADOWS, L.L.C.
PRIME AURORA, L.L.C.
2000 USG DRIVE, L.L.C.
LIBERTYVILLE CORPORATE OFFICE PARK, L.L.C.
300 CRAIG PLACE, L.L.C.
PRIME/BEITLER DEVELOPMENT COMPANY, L.L.C.
180 N. LASALLE, L.L.C.
2100 SWIFT DRIVE, L.L.C.
330 N. WABASH AVENUE, L.L.C.
33 W. MONROE, L.L.C.
BRE/CITY CENTER, L.L.C.
MONROE-WACKER, L.L.C.
MONROE-WACKER OFFICE, L.L.C.
KIMBERLY EAST, L.L.C.
901 TECHNOLOGY WAY, L.L.C.
180 KEHOE BLVD., L.L.C.
800 JORIE BLVD., L.L.C.
PHOENIX OFFICE, L.L.C.
43 HINTZ ROAD, L.L.C.
LIBERTYVILLE CORPORATE OFFICE PARK II, L.L.C.
330 N. WABASH MEZZANINE, L.L.C.
BRUSH HILL OFFICE CENTER, L.L.C.
33 W. MONROE I, L.L.C.
KIMBERLY WEST, L.L.C.


UNCONSOLIDATED ENTITIES
------------------------

77 WEST WACKER DRIVE, L.L.C.
77 FITNESS CENTER, L.P.
PGT CONSTRUCTION CO.
PRS CORPORATE REAL ESTATE SERVICES, INC.
PRIME SERVICES HOLDING, INC.
PRIME GROUP REALTY SERVICES, INC.

                                 SCHEDULE 8.1(F)


                      RECOURSE INDEBTEDNESS AS OF 3/31/001

LENDER                              PROPERTY/LOAN             LOAN AMOUNT
------                              -------------             -----------
       RECOURSE AMOUNT

LaSalle National Bank(2)            Line of Credit            $11,500,000
       $11,500,000
Bank One, NA(3)                     Bond Letters of Credit    $48,809,587
       $10,000,000
CIGNA(3)                            Continental Towers        $75,000,000
       $4,809,3114
LaSalle National Bank(3)            Dearborn Center           $13,500,000
       $3,500,000
Capital Company of America(3)       180 North LaSalle         $20,000,000
       $10,000,000
Corus Bank(3)                       43 Hintz Road             $6,000,000
       $1,500,000
Corus Bank(3)                       27 and 77 S. Wacker       $4,000,000
       $4,000,000
Corus Bank(3)                       300 West Monroe           $24,000,000
       $24,000,000
Corus Bank(3)                       Libertyville Corporate    $18,083,000
       $18,083,000
Corus Bank(3)                       2000 USG Drive            $6,310,000
      $6,310,000
Corus Bank(3)                       320 Fullerton Avenue      $8,050,000
      $8,050,000
LASALLE NATIONAL BANK(3)            6700 TOUHY                $2,968,000
-------------------------------------------------------------------------
     $1,484,000
---------------

TOTAL

     $103,236,311                                             $238,220,587

-------------------------
(1) Excludes the BankBoston Line of Credit
(2) Prime Group Realty, L.P. is the borrower
(3) Prime Group Realty, L.P. is a guarantor

(4) This amount is reduced annually by $887,873.